RESOLUTION
                                   ----------
                        ADOPTED BY BOARD OF DIRECTORS OF
                        --------------------------------
                            R-TEC TECHNOLOGIES, INC.
                            ------------------------
                            A NEW JERSEY CORPORATION
                            ------------------------

            WHEREAS, there being a special meeting of the board of directors of

R-Tec Technologies, Inc. on June 1, 1999, to take certain steps to transact such business as it shall deem necessary and proper.

1. The Board voted and authorized the confirmation of the following information:

     Patent Agreement:
     -----------------

     1.  Agreement dated May 19, 1999, with Muriel Kaiser, STATUS:
         Replaced by #2.

     2.  Agreement dated May 10, 1999, with Muriel Kaiser, STATUS:  In Force.

Promissory Note Payable - Patent:
---------------------------------

     3. Promissory Note dated December 1, 1998, to Nancy Vitolo & Muriel Kaiser $4,000,000.00, STATUS: Replaced by #4.

     4.  Promissory Note dated April 14, 1999 to Muriel Kaiser, $425,000.00,
         STATUS: Replaced by #5.

     5.  Promissory Note dated May 10, 1999 to Muriel Kaiser, $850,000.00
         STATUS: In Force.



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


Notes Payable to Stockholders:
------------------------------

     6.  Promissory Note dated January 6, 1999, from Marc M. Scola, $75,000.00,
         STATUS:  Replaced by #8.

     7.  Promissory Note dated January 6, 1999, from Marc M. Scola, $29,840.22,
         STATUS:  Replaced by #9

     8.  Promissory Note dated April 22, 1999, from Marc M. Scola, $37,500.00,
         STATUS: Amount converted to capital and note was canceled.

     9.  Promissory Noted dated April 22, 1999, from Marc M. Scola, $14,920.11,
         STATUS: Amount converted to capital and note was canceled.

     10. Promissory Note dated January 6, 1999, from Philip Lacqua, $203,000.00,
         STATUS: Replaced by #11.

     11. Promissory Note dated April 22, 1999, from Philip Lacqua, $101,500.00,
         STATUS: Amount converted to capital and note was canceled.

     12. Promissory Note dated April 22, 1999, from Nancy Vitolo, $61,000.00,
         STATUS: Amount converted to capital and note was canceled.

            WHEREAS, the above items on the agenda were put to a vote and it carried unanimously.

            WHEREAS, the current stockholders and directors of the corporations and their respective percentages of issued and outstanding stock voted as follows:


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                                  STOCKHOLDERS
                                  ------------

     NAME                        PERCENTAGE                    VOTES
     ----                        ----------                    -----

Nancy Vitolo                       33.33%                     Unanimous

Philip Lacqua                      33.33%                     Unanimous

Marc M. Scola                      33.33%                     Unanimous


     NOW, THEREFORE, be it RESOLVED:


                                    DIRECTORS
                                    ---------

                                                              VOTES
     NAME                        OFFICE                       IN FAVOR
     ----                        ------                       --------

Nancy Vitolo                Secretary/Director                Unanimous

Philip Lacqua               President/Treasurer/
                            Director                          Unanimous

Marc M. Scola               Vice President/Director
                            and General Counsel               Unanimous

Damon E. Palmer             Director                          Unanimous

Shawn Walsh                 Director                          Unanimous


            BE IT RESOLVED that the transaction herein referred to, being herewith approved, the President and Secretary of this Corporation be and they are hereby directed, authorized and empowered to execute, acknowledge and deliver such instruments and papers and perform such acts as may be legally,

properly and reasonably required or necessary for the purpose of changing the corporate records.




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


            I, Marc M. Scola, Vice President and General Counsel of R-Tec

Technologies, Inc., a Corporation of the State of New Jersey, certify that the foregoing is a true copy of a resolution as it appears in the records of the corporation and was duly and legally adopted at a special meeting of the Board of Directors of the corporation called for that purpose and held on June 1,

1999, pursuant to and in accordance with the By-laws of said Corporation.



                              R-Tec Technologies, Inc.



                              By:______________________________
Dated: June 1, 1999              Marc M. Scola
                                 Vice President & General Counsel










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